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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 14, 2009

                                ROCK-TENN COMPANY
             (Exact name of registrant as specified in its charter)

          Georgia                         1-12613                62-0342590
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  (State of Incorporation)       (Commission File Number)      (IRS Employer
                                                             Identification No.)

    504 Thrasher Street, Norcross, Georgia                    30071
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   (Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (770) 448-2193

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.   Other Events

     On April 13, 2009, the Company received notification from the Internal Revenue Service that its registration as an alternative fuel mixer has been approved. As a result, the Company will be eligible for a tax credit equal to $0.50 per gallon of alternative fuel used at its Demopolis, Alabama bleached paperboard mill from January 22, 2009 through the expiration of the tax credit, which is currently set at December 31, 2009. The alternative fuel eligible for the tax credit is liquid fuel derived from biomass. The Company believes that the tax credit generated with respect to the period from January 22, 2009 through March 31, 2009 will be approximately $15 million. The Company will begin booking the tax credits in the third fiscal quarter of 2009. The Demopolis mill took approximately seven days of downtime during April in connection with its previously announced maintenance shutdown.

Cautionary Statement

     The statement herein regarding the amount of the alternative fuel tax credit generated through March 31, 2009 constitutes a forward-looking statement within the meaning of the federal securities laws. This statement is subject to certain risks and uncertainties that could cause the amount of tax credit generated to differ materially from the amount contained in the forward-looking statement. With respect to this statement, we have made assumptions regarding, among other things, the amount of the alternative fuel that the Demopolis mill produced and consumed. Management believes its assumptions are reasonable; however, undue reliance should not be placed on this estimate.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2009

                                   ROCK-TENN COMPANY


                                   By /s/ Steven C. Voorhees
                                      ------------------------------------------
                                      Name: Steven C. Voorhees
                                      Title:  Executive Vice President, Chief
                                      Financial Officer and Chief Administrative
                                      Officer (Principal Financial Officer)